UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 16, 2004

ASHWORTH, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-18553	84-1052000
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

2765 Loker Avenue West
Carlsbad, California		92008
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (760) 438-6610

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

     On December 16, 2004, Ashworth, Inc. (the “Company”) issued a press release announcing the financial results for its fourth quarter and fiscal year 2004 as well as earnings guidance for its first quarter and fiscal year 2005. The Company will hold an earnings call at 4:30 p.m., Eastern Time, on December 16, 2004 to review such results. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits:

     The following exhibit is furnished with this current report on Form 8-K:

Exhibit Number	Description of Exhibit
99.1	Ashworth, Inc. press release dated December 16, 2004 announcing the financial results for its fourth quarter and fiscal year 2004 as well as earnings guidance for its first quarter and fiscal year 2005.

The information in this current report on Form 8-K, including the exhibit attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section. The information in this current report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASHWORTH, INC.
Date: December 16, 2004	By:	/s/Terence W. Tsang
Terence W. Tsang
Executive VP & CFO

EXHIBIT INDEX

Exhibit No.	Description
99.1	Ashworth, Inc. press release dated December 16, 2004 announcing the financial results for its fourth quarter and fiscal year 2004 as well as earnings guidance for its first quarter and fiscal year.